United States
Securities and Exchange Commission

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 29, 2004

Commission file number 001-16189

NiSource Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	35-2108964

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

801 East 86th Avenue Merrillville, Indiana	46410

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (877) 647-5990

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

Exhibit Number	Description

99.1	Press Release, dated July 29, 2004, issued by NiSource Inc.

ITEM 12.      RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 29, 2004, NiSource Inc. (the “Company”) reported its results for the fiscal year ended June 30, 2004. The Company’s press release, dated July 29, 2004, is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NiSource Inc. (Registrant)

Date: July 29, 2004	By:	/s/ Jeffrey W. Grossman Jeffrey W. Grossman Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated July 29, 2004, issued by NiSource Inc.